UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

THERMOGENESIS HOLDINGS, INC. (Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

ThermoGenesis Holdings, Inc.
2711 Citrus Road
Rancho Cordova, CA 95742

Telephone (916) 858-5100

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 14, 2023

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of ThermoGenesis Holdings, Inc. (the “Company” or “ThermoGenesis”), a Delaware corporation, will be held at the Company’s corporate office, located at 2711 Citrus Rd., Rancho Cordova, CA 95742, on Thursday, December 14, 2023 at 9:00 a.m. (PT) for the following purposes:

1.	To elect the Company’s six director nominees to hold office until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified;
2.	To ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023;
3.	To approve on a non-binding, advisory basis, the compensation of our named executive officers;
4.	To approve, on a non-binding, advisory basis, the frequency of the advisory vote on executive compensation; and
5.	To transact such business as may properly come before the stockholders at the Annual Meeting.

Please review the Notice of Internet Availability of Proxy Materials, the proxy card, or the “Questions and Answers About the Annual Meeting and Procedural Matters” section of the proxy statement for more information on how to vote your shares.

The Board of Directors of the Company has fixed the close of business on October 20, 2023 as the record date for determining those stockholders who will be entitled to vote at the meeting or any postponement or adjournment thereof. Stockholders are invited to attend the meeting in person.

Important Notice of Internet Availability of Proxy Materials

The proxy statement attached hereto and the accompanying annual report are available for holders of record at www.envisionreports.com/THMO and for shares held in street name, through a broker, bank or nominee, at www.proxyvote.com.

By Order of the Board of Directors

/s/ Mr. Jeffery Cauble

Corporate Secretary

November 1, 2023
Rancho Cordova, California

YOUR VOTE IS IMPORTANT

EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, WE REQUEST THAT YOU VOTE BY SUBMITTING YOUR PROXY AS EARLY AS POSSIBLE BY FOLLOWING THE INSTRUCTIONS TO ENSURE THAT YOUR SHARES WILL BE REPRESENTED AT THE ANNUAL MEETING IF FOR ANY REASON YOU ARE UNABLE TO ATTEND. IF YOU DO ATTEND THE ANNUAL MEETING AND WISH TO VOTE IN PERSON, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

ThermoGenesis Holdings, Inc.
2711 Citrus Road
Rancho Cordova, CA 95742

PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS

To Be Held on December 14, 2023

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
AND PROCEDURAL MATTERS

Why did I receive a Notice of Internet Availability of Proxy Materials?

The Board of Directors (the “Board”) of ThermoGenesis Holdings, Inc. (the “Company” or “ThermoGenesis”) is making this proxy statement available to you on the Internet in connection with the solicitation of proxies for use at the Company’s Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Thursday, December 14, 2023 and any adjournment or postponement thereof. The Annual Meeting will be held at the Company’s corporate office, located at 2711 Citrus Rd., Rancho Cordova, CA 95742 on Thursday, December 14, 2023, at 9:00 a.m. (PT), for the purpose of considering and acting on the matters set forth in this proxy statement.

The proxy materials and the accompanying annual report are being made available or distributed on or about November 1, 2023 to all ThermoGenesis stockholders entitled to vote at the Annual Meeting. The Notice of Annual Meeting, this proxy statement and the accompanying annual report are available on the “Investor” section of the Company’s website at www.thermogenesis.com.

What proposals will be voted on at the Annual Meeting?

ThermoGenesis stockholders are being asked to vote on the following matters at the Annual Meeting:

1.	To elect the Company’s six director nominees to hold office until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified;
2.	To ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023;
3.	To approve, on a non-binding, advisory basis, the compensation of our named executive officers; and
4.	To approve, on a non-binding, advisory basis, the frequency of the advisory vote on executive compensation.

Who is entitled to vote at the Annual Meeting?

The Board set October 20, 2023 as the record date for the Annual Meeting. If you owned ThermoGenesis Common Stock, $0.001 par value (“Common Stock”), at the close of business on October 20, 2023, you may attend and vote at the meeting. By using a proxy, you may vote whether or not you attend the meeting, as described below. As of October 20, 2023, there were 3,136,504 shares of ThermoGenesis Common Stock outstanding.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

If your shares are registered directly in your name with ThermoGenesis’ transfer agent, Computershare Investor Services LLC, you are considered the “stockholder of record” with respect to those shares, and the Notice of Internet Availability of Proxy Materials (the “Notice”) (or the full set of proxy materials if a full set has previously been requested) has been sent directly to you by ThermoGenesis.

Some ThermoGenesis stockholders hold their shares through a broker, bank or other nominee, rather than directly in their own names. If your shares are held in a brokerage account or by a bank or another nominee, you are considered the “beneficial owner” of those shares held in street name, and the Notice has been forwarded to you by your broker, bank or nominee who is considered, with respect to those shares, the stockholder of record.

How many votes do I have?

You are entitled to one vote for each share of ThermoGenesis Common Stock you owned at the close of business on the record date.

What should I do if I receive more than one Notice?

You may receive more than one Notice. For example, if you hold your shares in more than one brokerage account, you may receive a separate Notice for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one Notice. Please vote by telephone or the Internet with respect to each Notice that you receive.

How can I vote my shares in person at the Annual Meeting?

If you are the stockholder of record of shares of ThermoGenesis Common Stock, you have the right to vote in person at the Annual Meeting with respect to those shares.

If you are the beneficial owner of shares of ThermoGenesis Common Stock, you are invited to attend the Annual Meeting. However, if you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting, unless you obtain a legal proxy from your broker, bank or nominee giving you the right to vote the shares at the Annual Meeting.

Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy card or voting instructions as described in the next Q&A so that your vote will be counted if you later decide not to attend the Annual Meeting.

How can I vote my shares without attending the Annual Meeting?

If you are the stockholder of record, you may instruct the proxy holders how to vote your shares by using the Internet voting site or the toll-free telephone number provided on the website to which the Notice directs you or, if you have requested paper copies of the proxy materials, by completing, signing, dating and returning a requested proxy card in the provided, postage pre-paid envelope or by using the Internet voting site or the toll-free telephone number listed on the proxy card. Specific instructions for using the Internet and telephone voting systems are included in the Notice, as well as on the website and proxy card (and repeated in the box below). The Internet and telephone voting systems for stockholders of record will be available until 1:00 a.m., Central Time, on December 14, 2023 (the morning of the Annual Meeting).

If you are the beneficial owner of shares of ThermoGenesis Common Stock held in street name, you have the right to direct your broker, bank or nominee on how to vote your shares. Your broker, bank or nominee has provided a Notice that directs you to a website with Internet and toll-free telephone voting instructions (repeated in the boxes below) or, if you have requested paper copies of the proxy materials, enclosed is a voting instruction card for you to use in directing the broker, bank or nominee regarding how to vote your shares.

Specific voting instructions for Internet and website voting are as follows:

VOTE BY INTERNET

Shares Held of Record:

www.envisionreports.com/THMO

Shares Held Through Broker, Bank or Nominee:

Internet: www.proxyvote.com

24 hours a day/7 days a week

Shares Held of Record -  until 1:00 am CT, December 14, 2023

Shares Held Through Broker, Bank or Nominee – until 11:59 pm ET, December 13, 2023

INSTRUCTIONS:

Read the Notice of Internet Availability of Proxy Materials and this Proxy Statement.

Go to the applicable website listed above.

Have your Notice of Internet Availability of Proxy Materials, proxy materials, proxy card or voting instruction card in hand (including the control number specified on that notice or card) and follow the instructions.

VOTE BY TELEPHONE

Shares Held of Record:

1-800-652-VOTE (8683)

Shares Held Through Broker, Bank or Nominee:

1-800-579-1639

Toll-free 24 hours a day/7 days a week

Shares Held of Record - until 1:00 am CT, December 14, 2023

Shares Held Through Broker, Bank or Nominee – until 11:59 pm ET, December 13, 2023

INSTRUCTIONS:

Read the Notice of Internet Availability of Proxy Materials and this Proxy Statement.

Call the applicable toll-free number above.

Have your Notice of Internet Availability of Proxy Materials, proxy materials, proxy card or voting instruction card in hand (including the control number specified on that notice or card) and follow the instructions.

Can I change or revoke my vote after I return a proxy card or voting instruction card?

If you are the stockholder of record, you may revoke your proxy or change your vote by:

●

Delivering to the Corporate Secretary of ThermoGenesis, prior to your shares being voted at the Annual Meeting, a written notice of revocation or a duly executed proxy card, in either case dated later than the prior proxy card relating to the same shares (such written notice should be hand delivered to ThermoGenesis’ Corporate Secretary or should be sent so as to be delivered to ThermoGenesis Holdings, Inc., 2711 Citrus Road, Rancho Cordova, CA 95742, Attention: Corporate Secretary);

●	Attending the Annual Meeting and voting in person; or

●	Making a timely and valid later Internet or telephone vote, as the case may be, if you have previously voted on the Internet or by telephone in connection with the Annual Meeting.

If you are the beneficial owner of shares held in street name, you may change your vote by:

●	Submitting new voting instructions to your broker, bank or other nominee in a timely manner; or

●	Attending the Annual Meeting and voting in person, if you have obtained a legal proxy from the broker, bank or nominee that holds your shares giving you the right to vote the shares.

Can I attend the Annual Meeting?

All ThermoGenesis stockholders as of the record date, October 20, 2023, or their duly appointed proxies, may attend the Annual Meeting. If you are the beneficial owner of ThermoGenesis shares held in street name, please bring proof of ownership such as a brokerage statement or letter from the broker, bank or other nominee that is the owner of record of the shares.

How many votes must be present or represented to conduct business at the Annual Meeting?

The presence of one-third (33.3%) of the shares entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Presence is determined by the stockholder entitled to vote the shares being present at the Annual Meeting or having properly submitted a proxy with respect to the shares. In compliance with Delaware General Corporate Law, abstentions and broker “non-votes” will be counted as present and entitled to vote at the Annual Meeting and are thereby included for purposes of determining whether a quorum is present at the Annual Meeting.

What is a “broker non-vote”?

A broker “non-vote” occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker, bank or nominee does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner.

Brokers normally have discretion to vote on “routine matters,” but not on non-routine matters. The only routine matter being voted on at the Annual Meeting is the ratification of our independent registered public accounting firm (Proposal 2).

What is the voting requirement to approve each of the proposals?

A plurality of the votes of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors is required for the election of directors (Proposal 1). Thus, the nominees for director receiving the highest number of affirmative votes will be elected as directors to serve until the next annual meeting of stockholders. In other words, the six nominees will be elected if they receive more affirmative votes than any other nominee for the same position. There is no cumulative voting in the election of directors.

Proposal 2, concerning the ratification of the appointment of our independent registered public accounting firm, is deemed to be a “routine matter” under applicable rules, and thus, brokers are permitted to vote shares on Proposal 2 without receiving voting instructions from the beneficial owner of such shares. Accordingly, we do not expect broker non-votes in connection with Proposal 2. Abstentions will have the same effect as votes “Against” Proposal 2. The affirmative vote of the majority of shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on Proposal 2 is required to approve Proposal 2.

The advisory resolution on executive compensation (Proposal 3), commonly referred to as a “say-on-pay” resolution, and the advisory resolution on the frequency of the “say-on-pay” resolution (Proposal 4) are non-binding on the Board. Although the votes are non-binding, the Board and the Compensation Committee will review the voting results in connection with their ongoing evaluation of our compensation program.

How are votes counted?

With respect to the election of directors (Proposal 1), you may vote “FOR” or “WITHHOLD” with respect to each of the six nominees.

With respect to other proposals, you may vote “FOR”, “AGAINST” or “ABSTAIN” on each proposal. Abstentions are deemed to be votes cast and thereby have the same effect as a vote “Against” the proposal. Broker non-votes are not deemed to be votes cast and thereby do not affect the outcome of the voting on Proposal 2. As noted above, Proposal 2 concerns a routine matter, and thus, brokers are entitled to vote shares for which they have not received voting instructions.

What happens if one or more of the director nominees is unable to stand for election?

The Board may reduce the number of directors or select a substitute nominee. In the latter case, if you have submitted your proxy via the Internet or by telephone or completed and returned your proxy card or voting instruction card, Chris Xu or Jeff Cauble, as proxy holders, will have the discretion to vote your shares for the substitute nominee.

Where can I find the voting results of the Annual Meeting?

We intend to announce preliminary voting results at the Annual Meeting. We will provide final results on a Form 8-K within four business days of the Annual Meeting.

Who is soliciting this proxy and who pays for the proxy solicitation process?

The Board is soliciting proxies for use at the Company’s Annual Meeting or any adjournment or postponement thereof. ThermoGenesis will bear the cost of soliciting proxies, including the cost of preparing, posting and mailing the Notice, as well as any copies of proxy materials properly requested by stockholders in accordance with the instructions set forth on the Notice. In addition to soliciting stockholders by mail and through its regular employees, ThermoGenesis will request brokers, banks and other nominees to solicit their customers who hold shares of ThermoGenesis Common Stock in street name. ThermoGenesis may reimburse such brokers, banks and nominees for their reasonable, out-of-pocket expenses. ThermoGenesis may also use the services of its officers, directors and employees to solicit proxies, personally or by telephone, mail, facsimile or email, without additional compensation other than reimbursement for reasonable, out-of-pocket expenses.

Will I receive a paper copy of the proxy materials?

Paper copies of the proxy materials will not be provided to stockholders unless requested in the manner set forth in the Notice. As explained further in the Notice, paper or email copies of the proxy materials will be sent to any stockholder upon request within three business days after the Company receives a request for a paper or email copy. Alternatively, a copy of this proxy statement or ThermoGenesis’ 2022 annual report are available in digital form for download or review on the websites set forth in the Notice or may be found by clicking on the “Investors” tab at www.thermogenesis.com. Additionally, we will promptly send a copy to you upon request by mail to ThermoGenesis Holdings, Inc., Attention: Corporate Secretary, 2711 Citrus Road, Rancho Cordova, CA 95742 or by calling the Corporate Secretary of ThermoGenesis Holdings, Inc. at (916) 858-5100.

How do I get future proxy materials electronically?

We encourage you to register to receive all future stockholder communications electronically, instead of in print. This means that the annual report, proxy statement and other correspondence will be delivered to you via email. Electronic delivery of stockholder communications helps ThermoGenesis to conserve natural resources and to save money by reducing printing, postage and service provider costs.

Stockholders of Record: If you vote your shares using the Internet at www.envisionreports.com/THMO, please follow the prompts for enrolling in the electronic proxy delivery service.

Beneficial Owners: If you vote your shares using the Internet at www.proxyvote.com, please complete the consent form that appears on-screen at the end of the Internet voting procedure to register to receive stockholder communications electronically. Stockholders holding through a bank, broker or other nominee may also refer to information provided by the bank, broker or nominee for instructions regarding how to enroll in electronic delivery.

PROPOSAL 1

ELECTION OF DIRECTORS

General Information

Our Amended and Restated Bylaws (our “Bylaws”) presently provide that the number of directors may be fixed by resolution of the Board from time to time. The Board has fixed the number of directors to be six as of the date of the Annual Meeting.

We are a party to a First Amended and Restated Nomination and Voting Agreement, dated April 16, 2018 (the “Restated Nomination Agreement”), with Boyalife Asset Holding II, Inc., our largest stockholder (“Boyalife”). The Restated Nomination Agreement provides that Boyalife has the right to designate a number of directors of the Company that is in proportion to the “Boyalife Ownership Percentage”, which is Boyalife’s and its affiliates’ combined percentage ownership of outstanding Common Stock, treating as outstanding any shares of Common Stock underlying convertible securities that are immediately exercisable by Boyalife and its affiliates (including under the Boyalife Note (as defined below)) without any further payment (the “Boyalife Ownership Percentage”). The Restated Nomination Agreement will terminate according to its terms when and if the Boyalife Ownership Percentage falls below 20%.

Effective July 14, 2023, the Board of Directors increased the size of the Board of Directors from five to seven directors and approved the appointment of Biao Xi, Ph.D. and James Xu, Esq., DBA, PsyD., CPA to the Board of Directors. Dr. Xi and Dr. Xu were nominated for appointment as directors by Boyalife pursuant to the Restated Nomination Agreement. The nomination was unanimously approved by the Board of Directors. The Board’s Nomination and Governance Committee has recommended, and Boyalife has concurred, that each of the existing six directors be nominated for election as directors at the Annual Meeting.

Nominees for Director

The below nominees for director have consented to being named as nominees in this proxy statement and have agreed to serve as directors, if elected. Each of the director nominees listed below are currently serving as directors.

Unless otherwise instructed, the proxy holders will vote the proxies received by them for the six nominees named below. If any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee designated by the present Board to fill the vacancy. The Board has no reason to believe that any of the nominees will be unavailable for election. Each director who is elected shall hold office until the next annual meeting of stockholders, or until the earlier of their death, resignation or removal, or until such director’s successor is duly elected and qualified.

Age*
Xiaochun (Chris) Xu, Ph.D., MBA	52
Russell Medford, MD, Ph.D.	68
Jeff Thomis, Ph.D.	77
Biao Xi, Ph.D.	57
James Xu, Esq., DBA, PsyD., CPA	52
Haihong Zhu	58

* Age is as of October 26, 2023.

Biographies

Xiaochun (Chris) Xu, Ph.D., MBA	Director since March 2016

Dr. Xu has served on the Board of Directors since March 2016. In November 2016, the Board of Directors elected Dr. Xu as President and Chief Executive Officer. He brings over 15 years of leadership experience in the biopharmaceutical industry and has contributed to numerous successful product launches. In 2009, Dr. Xu founded Boyalife Group, a global diversified life sciences holding company and is currently the principal shareholder of ThermoGenesis Holdings, Inc. Prior to founding Boyalife, Dr. Xu served as a Project Leader at Pfizer, as a Director of Research at two publicly traded companies and as a Vice President at Founder Group. Dr. Xu’s expertise spans several diverse therapeutic areas, including arthritis & inflammation, cardiovascular disease, autoimmunity, oncology, and diabetes. He has authored over forty publications and has been recognized by numerous professional societies for his contributions to biomedical research. Dr. Xu received his Ph.D. in immunology from Washington University School of Medicine (St. Louis, USA) and an executive MBA from Emory University (Atlanta, USA). We believe that Dr. Xu is well qualified to serve as a Director, due to his extensive and varied experience and knowledge as an executive and investor in the biotechnology, medical device, and pharmaceuticals industry, and we believe that Dr. Xu will continue to be a valuable asset to the Company and its Board.

Russell Medford, MD, Ph.D.	Director since February 2017

Dr. Medford was appointed to the Board in February 2017. Since 2017, Dr. Medford has served as the Chairman and CEO of Covanos, Inc, an Atlanta-based development stage medical device company, developing advanced computational technologies for the non-invasive diagnosis of cardiovascular disease. He is a senior executive with over 25 years of private and public company experience as Chief Executive Officer and Board member of multiple public and private biotechnology, medical technology, digital health and other health related companies, organizations and research institutes. Dr. Medford serves as Chairman of Board of Directors of the Center for Global Health Innovation (CGHI, 501c3) and its operating division, the Global Health Crisis Coordination Center. Previously, he was Chairman of Global Health ATL, Founding Vice-Chairman of the Georgia Global Health Alliance and a past Chairman of Georgia BIO. He is a board-certified physician, serves on the Executive Committee/Board of Directors of the Global Center for Medical Innovation (GCMI, 501c3) at the Georgia Institute of Technology (GIT), External Advisory Board for GIT’s Petit Institute of Bioscience and Bioengineering, Chairman of Oncospherix, Inc, a development stage oncology therapeutics company, Inaugural Fellow of the Council on Basic Cardiovascular Sciences of the American Heart Association, and a past member of Biotechnology Innovation Organization’s (BIO) Board of Directors (2002-2014), Co-Chairman of BIO’s Bioethics Committee, Chairman of the BIO’s 2009 International Convention Steering Committee (held for the first time in Atlanta, Georgia) and a member of the Advisory Council of the National Heart, Lung and Blood Institute. From 1995 to 2009, Dr. Medford served as co-founder, President, CEO and Director of publicly-held AtheroGenics, Inc (Nasdaq: AGIX) and was a founding Board Director of publicly-held Inhibitex, Inc. (Nasdaq: INHX). Dr. Medford is one of our independent directors pursuant to applicable NASDAQ rules. We believe that Dr. Medford is well-qualified to serve as a director due to his experience as a founder and executive of several pharmaceutical development companies, and we believe that Dr. Medford will continue to be a valuable asset to the Company and its Board in connection with the Company’s clinical development activities.

Joseph (Jeff) Thomis, Ph.D.	Director since January 2017

Dr. Thomis was appointed to the Board of Directors in January 2017. He brings more than 40 years of experience in drug discovery, clinical development and commercialization. After a short period in academia, Dr. Thomis played a major role in the development and registration of eight commercially successful cardiovascular and infectious disease products while at Bristol-Myers Squibb. He has also held senior clinical development roles at Quintiles, a global provider of pharmaceutical services, where he was instrumental in the growth of clinical research in Europe. He also specialized in designing and implementing effective regional and global clinical strategies as well as repositioning and restructuring organizations. Dr. Thomis is currently Chairman of the Board of Glasgow Memory Clinic Holdings, a private company, offering patient services in the neurosciences area. He is also Chairman of WP Clinical, a private company, offering access services in unlicensed medicines. He previously served on the EMEA and American management boards of Quintiles as well as on the board of PDP Courier Services, Idis Group Holdings, Quotient Sciences and NovaQuest LLC. Dr. Thomis is one of our independent directors pursuant to applicable NASDAQ rules and is qualified as an Audit Committee Financial Expert as defined in Regulation S-K Item 407(d)(5)(ii). We believe that Dr. Thomis is well-qualified to serve as a director due to his extensive experience with clinical trials and contract research organizations, and we believe that Dr. Thomis will continue to be a valuable asset to the Company and its Board by providing valuable insight and knowledge with respect to the Company’s clinical development activities.

Biao Xi, Ph.D.	Director since July 2023

Dr. Biao Xi joined ThermoGenesis in July 2023. He has served as Chief Scientific Officer, Co-founder, and member of the Board of Miracure Biotechnology since March 2022. Miracure is an early-stage drug discovery company based in San Diego developing new drug candidates for oncology and immunology applications. Previously, Dr. Xi has served as CEO at ImmunePoint Inc (2018-2021), VP of Translational Study at Theragene Pharmaceuticals, Chief Scientist for China at ACEA Biosciences, an Agilent company (2006-2018), and Research Asst. Professor at Albert Einstein College of Medicine (1999-2006). Dr. Xi received a master’s degree from the Chinese Academy of Sciences and a Ph.D. from Zhejiang University in China. Dr. Xi is one of our independent directors pursuant to applicable NASDAQ rules. We believe that Dr. Xi is well-qualified to serve as a director due to his experience with early-stage drug discovery companies and will be a valuable asset to the Company and the Board.

James Xu, Esq., DBA, PsyD, J.D., CPA	Director since July 2023

Dr. James Xu rejoined ThermoGenesis as a director in Julu 2023. He previously served as a member of the Board of Directors of ThermoGenesis between November 2016 to December 2019. Dr. Xu is a practicing attorney and licensed CPA in the State of Illinois and is also a Patent Lawyer licensed by U.S. Patent and Trademark Office. Dr. Xu has been practicing patent laws, corporate laws and tax laws for over 25 years. Dr. Xu received his Master of Science in Electrical Engineering and MBA from the University of Mississippi, J.D. and LLM degrees in Taxation from DePaul Law School, an LLM in Intellectual Properties and LLM in Information Technologies from John Marshall Law School, PsyD from California Southern University, and DBA from University of Missouri-St. Louis. Dr. Xu is one of our independent directors pursuant to applicable NASDAQ rules. We believe that Dr. Xu is well-qualified to serve as a director due to his experience as an attorney, certified public accountant, and with patent, corporate, and tax law, and will be a valuable asset to the Company and the Board.

Haihong Zhu	Director since January 2022

Ms. Zhu joined ThermoGenesis in 2004 and was appointed Chief Operating Officer in 2018. During her time with the Company, she has served in various roles with increasing managerial responsibilities in research and development, customer service, global sales and operations. Additionally, Ms. Zhu has helped the Company’s clients and partners build over a dozen premier stem cell banks in different regions around the world. Ms. Zhu brings over 20 years of technical and marketing experience in stem cell field and has contributed significantly to the establishment of ThermoGenesis’ commercial global presence. Prior to joining ThermoGenesis, Ms. Zhu worked as a technical professional at BioTransplant Inc., a biopharmaceutical company that develops proprietary pharmaceuticals and organ transplantation systems and conducted biomedical research in the stem cell laboratory at Harvard Medical School, focusing on HIV vaccine research. Ms. Zhu received a bachelor’s degree in biology from Shanghai University of Science & Technology and completed an advanced biostatistics program at Boston University. We believe Ms. Zhu is well qualified to serve as a director due to her extensive experience in the stem cell banking and cell and gene therapy fields. As a Director, Ms. Zhu will continue to be a valuable asset to the Company and its Board by providing insight and knowledge with respect to the Company’s commercial operation activities.

Vote Required

A plurality of the votes of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors is required for the election of directors. Thus, the nominees for director receiving the highest number of affirmative votes will be elected as directors to serve until the next annual meeting of stockholders.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” EACH OF THE NOMINEES LISTED ABOVE.

CORPORATE GOVERNANCE AND BOARD OF DIRECTORS MATTERS

General

Our Board believes that good corporate governance is important to ensure that ThermoGenesis is managed for the long-term benefit of our stockholders. This section describes key corporate governance guidelines and practices that we have adopted. Complete copies of our corporate governance guidelines, committee charters and code of ethical conduct described below are available under the “Investors” section of our website at www.thermogenesis.com.

Board Operating and Governance Guidelines

Our Board has adopted a number of operating and governance guidelines, including the following:

-	Formalization of the ability of each committee to retain independent advisors;
-	Directors have open access to the Company’s management; and
-	Independent directors may meet in executive session prior to or after each regularly scheduled Board meeting without management present.

Our Board has concluded that Drs. Russell Medford, Joseph Thomis, Biao Xi and James Xu are “independent” as defined by NASDAQ and under Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as that term relates to membership on our Board, and the Board is comprised of a majority of independent directors.

Board Leadership Structure

Dr. Chris Xu serves as both our Chairman of the Board and CEO. The Board and its independent directors believe the most effective Board leadership structure at the present time is for the CEO to serve as Chairman of the Board because the CEO is ultimately responsible for executing our strategy and because our performance is an integral part of the deliberations undertaken by the Board. The Company does not currently designate a “lead independent director” but reserves the authority to do so at any time. The Board reserves the authority to modify this structure to best address and advance the interests of all stockholders, as and when appropriate.

Risk Oversight

The Board has an active role, as a whole and also at the committee level, in overseeing risk management. The Board regularly reviews information regarding the Company’s liquidity and operations, as well as the risks associated with each. The Company’s Compensation Committee is responsible for overseeing the management of risks relating to the Company’s executive compensation plans and arrangements. The Audit Committee oversees management of risks relating to financial reporting, internal controls and compliance with legal and regulatory requirements. The Governance and Nominating Committee oversees the management of risks associated with corporate governance, the independence of the Board and potential conflicts of interest. The Board is also responsible for evaluating and managing cybersecurity risks. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through committee reports about such risks.

Governance and Nominating Committee

The Governance and Nominating Committee was formed to address general governance and policy oversight and succession planning, to identify qualified individuals to become prospective directors and make recommendations regarding nominations for the Board, to advise the Board with respect to appropriate composition of Board committees, to advise the Board about and develop and recommend to the Board appropriate corporate governance documents, to assist the Board in implementing guidelines, to oversee the annual evaluation of the Board and the Company’s CEO and to perform such other functions as the Board may assign to the committee from time to time. The Governance and Nominating Committee has a Charter which is available on the Company’s website at www.thermogenesis.com. The Governance and Nominating Committee currently consists of three directors: Dr. Russell Medford (Governance and Nominating Committee Chairman), Dr. James Xu and Dr. Joseph Thomis, each of whom has been determined to be independent under applicable NASDAQ rules by the Board.

Audit Committee

The Audit Committee of the Board makes recommendations regarding the appointment, compensation, retention and oversight of the independent registered public accounting firm, reviews the scope of the annual audit undertaken by our independent registered public accounting firm and the progress and results of their work, reviews our financial statements, and oversees the internal controls over financial reporting and corporate programs to ensure compliance with applicable laws. The Audit Committee reviews the services performed by the independent registered public accounting firm and determines whether they are compatible with maintaining the registered public accounting firm’s independence. The Audit Committee has a Charter, which is reviewed annually and as may be updated as required due to changes in industry accounting practices or the promulgation of new rules or guidance documents. The Audit Committee Charter is available on the Company’s website at www.thermogenesis.com. The Audit Committee currently consists of the following three directors: Dr. Medford (Audit Committee Chairman) Dr. Thomis, Dr. Xi, each of whom has been determined to be independent under applicable NASDAQ and Securities and Exchange Commission (“SEC”) rules by the Board. The Board has further determined that Dr. Thomis is qualified as an Audit Committee Financial Expert as defined in Regulation S-K Item 407(d)(5)(ii) and applicable NASDAQ rules.

Compensation Committee

The Compensation Committee of the Board reviews and approves executive compensation policies and practices, reviews salaries and bonuses for our CEO, administers the Company’s stock option plans and other benefit plans, and considers other matters as may, from time to time, be referred to them by the Board. The Board, along with the Compensation Committee, believes that the compensation of employees should be fair to both employees and stockholders, externally competitive, and designed to align the interests of employees with those of the stockholders. The Compensation Committee has the authority to form, and to delegate its authority to, one or more subcommittees, as it deems appropriate. The Compensation Committee may consult with the CEO and other executive officers of the Company in determining applicable policies, but the CEO may not be present during any voting or deliberations on his or her compensation. The Compensation Committee has the authority to retain and terminate any independent compensation consultants or other advisors, in accordance with applicable NASDAQ rules, to assist it in any aspect of the evaluation of a director, CEO or senior compensation or on any other subject relevant to the Committee’s responsibilities, including the authority to approve such consultant’s or advisor’s fees and other retention terms. The Compensation Committee elected not to engage an independent compensation consultant in undertaking its duties for fiscal year 2022. The Compensation Committee has a charter which is available on the Company’s website at www.thermogenesis.com. The Compensation Committee consists of three directors: Dr. Thomis (Compensation Committee Chairman) Dr. Medford and Dr. Xi, each of whom has been determined to be independent under applicable NASDAQ rules by the Board.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee has served as one of our officers or employees at any time. None of our executive officers serves as a member of the compensation committee of any other company that has an executive officer serving as a member of our board of directors. None of our executive officers serves as a member of the board of directors of any other company that has an executive officer serving as a member of the Compensation Committee.

Board and Committee Meetings and Attendance

During the calendar year ended December 31, 2022, the Board met nine (9) times, the Audit Committee met four (4) times, the Compensation Committee met five (5) times, and the Governance and Nominating Committee met four (4) times. During the calendar year ended December 31, 2022, each director attended at least 75% of the aggregate of the total number of meetings of the Board held while serving as a director and the aggregate of the total number of meetings of each Board committee of which that director is a member held while serving as a member of such committee. Generally, our directors attend our annual stockholders’ meetings, and director attendance at such meetings is expected. All of the directors elected to our Board at our most recent annual stockholders’ meeting, held December 15, 2022, attended the meeting in person.

Director Nominating Procedures

Subject to the Restated Nomination Agreement (as described above), the Governance and Nominating Committee assists our Board in identifying director nominees consistent with criteria established by our Board. Although the Governance and Nominating Committee does not currently have a specific policy with regard to consideration of director candidates recommended by stockholders, the Board and the Governance and Nominating Committee believe that the Governance and Nominating Committee would provide such recommendations the same consideration as other candidates. Any recommendation submitted by a stockholder to the Governance and Nominating Committee should include information relating to each of the qualifications outlined below concerning the potential candidate along with the other information required by the rules of the SEC and our Bylaws for stockholder nominations.

Generally, nominees for director are identified and suggested to the Governance and Nominating Committee by the Company’s current directors or management using their business networks and evaluation criteria they deem important, which may or may not include diversity. While the Company does not have a specific policy regarding diversity and has not established minimum experience or diversity qualifications for director candidates, when considering the nomination of directors, the Governance and Nominating Committee does generally consider the diversity of its directors and nominees in terms of knowledge, experience, background, skills, expertise and other demographic factors. The Company does not impose formal term limits on its directors.

Board Diversity

Diversity is one of the important factors the Nominating and Corporate Governance Committee considers when nominating Board candidates. The Committee conducts annual evaluations of our Board effectiveness, providing it with an opportunity to examine whether our Board members have the right composition of skills and experiences. When identifying and recommending new candidates, the Committee continues to consider opportunities to increase our Board diversity in a way that supports the current and anticipated needs of the Company.

Board Diversity Matrix for ThermoGenesis Holdings, Inc. (As of October 20, 2023)
Total Number of Directors	6
Gender	Female	Male
Directors	1	5
Number of Directors Who Identified in Any of the Categories Below:
Asian	1	3
White	--	2

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act requires our executive officers and directors, and persons who own more than 10% of our common stock, to file reports regarding ownership of, and transactions in, our securities with the Securities and Exchange Commission and to provide us with copies of those filings. Based solely on our review of the copies of such forms received by us we believe that during the twelve months ended December 31, 2022, all filing requirements applicable to our officers, directors and greater that 10% beneficial owners were timely complied with, except the initial Form 3 filed for Ms. Haihong Zhu was untimely filed due to clerical error.

Code of Ethics

We have adopted a code of ethics that applies to all employees, including our CEO and CFO, Controller or any person performing similar functions. A copy of our code of ethical conduct can be found in the “Investors” section of our website at www.thermogenesis.com. The code of ethical conduct will be provided without charge upon request submitted to ir@thermogenesis.com. The Company will report any amendment or waiver to the code of ethics on our website within four business days.

COMPENSATION OF DIRECTORS

Director Compensation Table

The following table sets forth the compensation received by each of the Company’s non-employee directors for the year ended December 31, 2022.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)	Total ($)
Debra Donaghy, CPA(1)	26,250	--	26,250
Vivian Liu(2)	28,000	--	28,000
Russell Medford, Ph.D.	54,500	--	54,500
Jeff Thomis, Ph.D.	56,000	--	56,000

(1)	Ms. Donaghy resigned as a member of our Board of Directors effective June 12, 2022.

(2)	Ms. Liu was appointed as a member of our Board of Directors effective June 2022.

The following table sets forth the aggregate number of option awards held by each non-employee director as of December 31, 2022:

Name	Aggregate Number of Option Awards
Debra Donaghy, CPA(1)	251
Vivian Liu(2)	--
Russell Medford, Ph.D.	375
Jeff Thomis, Ph.D.	375

(3)	Ms. Donaghy resigned as a member of our Board of Directors effective June 12, 2022.

(4)	Ms. Liu was appointed as a member of our Board of Directors effective June 2022.

Each non-employee director receives an annual fee of $35,000. The chairperson of each standing committee receives an additional annual fee of $15,000 for the Audit Committee, $10,000 for the Compensation Committee and $7,000 for the Governance Committee. Each non-chair committee member receives an annual fee of $7,500 for the Audit Committee, $5,000 for the Compensation Committee, and $3,500 for the Governance Committee.

All fees are paid quarterly. In addition, we reimburse our directors for their reasonable expenses incurred in attending meetings of the Board and its committees.

EXECUTIVE OFFICERS

Set forth below is the name, age, and certain biographical information for each of the executive officers of the Company as of October 26, 2023:

Name	Position	Age
Xiaochun (Chris) Xu, Ph.D., MBA	Chief Executive Officer and Chairman of the Board	52
Haihong Zhu	Chief Operating Officer	58
Jeffery Cauble, CPA	Chief Financial Officer	50

Our executive officers serve at the pleasure of our Board. To our management’s knowledge, there are neither any family relationships between any of our executive officers, directors, or key employees nor have any of our executive officers or key employees been involved in a legal proceeding that would be required to be disclosed pursuant to Item 401(f) of Regulation S-K of the Exchange Act.

Biographies

The biographies for Dr. Xu and Ms. Zhu can be found under Proposal 1 – Election of Directors.

Jeffery Cauble joined the Company in 2010 and was appointed Chief Financial Officer in December 2019. During his time with the Company, Mr. Cauble has served in various accounting roles with the Company, including Vice President of Finance, Controller and Director of Financial Planning & Analysis. He brings over 25 years of accounting experience in various financial and managerial roles in the biotechnology, medical device and agricultural industries. Mr. Cauble is a Certified Public Accountant and graduate of the University of Idaho, where he obtained a bachelor’s degree with a dual major in accounting and finance.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
OF THERMOGENESIS HOLDINGS, INC.

The Company has only one class of stock outstanding, our Common Stock. The following table sets forth certain information, as of October 20, 2023, with respect to the beneficial ownership of the Company’s Common Stock for (i) each director and director nominee, (ii) each named executive officer herein, (iii) all of the Company’s directors and executive officers as a group, and (iv) each person known to us to own beneficially five percent (5%) or more of the outstanding shares of the Company’s Common Stock. As of October 20, 2023, there were 3,136,504 shares of Common Stock outstanding. Each share of the Company’s Common Stock is entitled to one vote.

To the Company’s knowledge, except as indicated in the footnotes to this table or pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to the shares of Common Stock indicated.

Name of Director, Director Nominee or Named Executive Officer	Amount and Nature of Beneficial Ownership(1)		Percent of Class
Xiaochun (Chris) Xu, Ph.D., MBA	8,024,578	(2)	78%

Jeffery Cauble, CPA	465	(4)	*

Russell Medford, Ph.D.	375	(3)	*

Jeff Thomis, Ph.D.	375	(3)	*

Biao Xi, Ph.D.	--		*

James Xu, Esq., DBA, PsyD, J.D., CPA	--		*

Haihong Zhu	1,002	(3)	*

Officers & Directors as a Group (7 persons)	8,026,795		78%

Name and Address of 5% Beneficial Owners
Boyalife Group Inc.	8,022,132	(5)	78%

*        Less than 1%.

(1)   “Beneficial Ownership” is defined pursuant to Rule 13d-3 of the Exchange Act, and generally means any person who directly or indirectly has or shares voting or investment power with respect to a security. A person shall be deemed to be the beneficial owner of a security if that person has the right to acquire beneficial ownership of the security within 60 days, including, but not limited to, any right to acquire the security through the exercise of any option or warrant or through the conversion of a security. Any securities not outstanding that are subject to options or warrants shall be deemed to be outstanding for the purpose of computing the percentage of outstanding securities of the class owned by that person, but shall not be deemed to be outstanding for the purpose of computing the percentage of the class owned by any other person. Some of the information with respect to beneficial ownership has been furnished to us by each director or officer, as the case may be.

(2)   Dr. Xu’s beneficial ownership represents (i) 2,446 shares issuable upon the exercise of options; (ii) 7,095,011 shares issuable as of October 20, 2023 upon the conversion of the Second Amended and Restated Convertible Promissory Note payable by the Company to Boyalife Group Inc.; and (iii) 927,121 shares owned by Boyalife Group, Inc. Dr. Xu has sole voting and dispositive power over the shares held by Boyalife Group Inc.

(3)   Represents shares issuable upon the exercise of options that are vested as of October 20, 2023 or within 60 days thereafter.

(4)   Includes 20 common shares and 445 shares issuable upon the exercise of options that are vested as of October 20, 2023 or within 60 days thereafter.

(5)   Consists of 927,121 common shares owned by Boyalife Group Inc. and 7,095,011 common shares issuable upon the conversion of the Second Amended and Restated Convertible Promissory Note payable by the Company to Boyalife Group Inc. Dr. Xu has sole voting and dispositive power over Boyalife Group Inc. The principal business address of Boyalife Group Inc. is 2453 S. Archer Ave., Suite B, Chicago, IL 60616.

Anti-Hedging Policies

The Company does not currently have a policy prohibiting employees, officers, or directors from engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities.

COMPENSATION OF NAMED EXECUTIVE OFFICERS

Summary Compensation Table

The following table sets forth certain information regarding the compensation paid to our named executive officers (“NEOs”) for the fiscal years ended December 31, 2022 and 2021:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	All Other Comp ($)	Total ($)
Chris Xu, Ph.D., MBA	2022	519,000	180,000	--	--	--	699,000
Chief Executive Officer	2021	500,000	248,000	--	--	--	748,000

Jeffery Cauble, CPA	2022	264,000	61,000	--	--	--	325,000
Chief Financial Officer	2021	254,000	95,000	--	--	--	349,000

Haihong Zhu(1)	2022	458,000	96,000	--	--	--	554,000
Chief Operating Officer

(1)	Ms. Haihong Zhu became an executive officer in January 2022.

Employment Agreements

Dr. Xiaochun (Chris) Xu. Dr. Xu has an employment agreement with the Company (the “Employment Agreement”) that provides that Dr. Xu is entitled to a base salary of $520,000 per annum and that Dr. Xu will devote at least of a majority of his full working time and efforts to the affairs of the Company. Dr. Xu is eligible to receive a performance bonus equal to a percentage of his base salary based on performance against annual objectives at the discretion of the Board (an “STI Award”). The target percentage is 60%, but the actual percentage as determined by the Board may range from 0% to higher than 100% of his base salary. Either Dr. Xu or the Company may terminate the employment agreement at any time and for any reason. In the event that Dr. Xu’s employment is terminated by the Company without “Cause” or he resigns for “Good Reason” (each as defined in the Employment Agreement), he will be entitled to receive a sum equal to eighteen months of base salary in effect as of the termination date, a lump sum cash payment equal to one and a half times the most recently established and earned annual STI Award, all options granted to Dr. Xu to acquire Company Common Stock shall become vested as of the termination date, and the Company shall pay up to eighteen months of COBRA premiums. If Dr. Xu’s employment is terminated by the Company without Cause or he resigns for Good Reason, in each case, within three months prior to or eighteen months following certain changes in control of the Company, he will be entitled to receive a lump sum cash payment equal to thirty-six months of the base salary in effect as of the termination date, a lump sum cash payment equal to three times the most recently established and earned annual STI Award, all options granted to Dr. Xu to acquire Company Common Stock shall become vested as of the termination date, and the Company shall pay up to twenty four months of COBRA premiums.

Mr. Jeffery Cauble. The Company does not have an employment agreement with Mr. Cauble. Mr. Cauble’s current base salary is $264,000 per year.

Haihong Zhu. The Company does not have an employment agreement with Ms. Zhu. Ms. Zhu’s current base salary is $460,000 per year.

Both Mr. Cauble and Ms. Zhu are eligible to receive a paid bonus under the Company’s short-term incentive program.

Outstanding Equity Awards at Fiscal Year-End

The following table provides information about outstanding options held by the NEOs as of December 31, 2022.

Option Awards
	No. of Securities Underlying Unexercised Options (#) Exercisable	Equity Incentive Plan Awards: Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Chris Xu, Ph.D.	3	--	1,890.00	09-Mar-2023
	667	--	1,350.00	29-Dec-2027
	112	--	1,309.50	14-Dec-2023
	3	--	1,287.00	01-Jul-2023
	356	--	134.06	14-Dec-2028
	1,423	--	134.06	14-Dec-2028
	30,000(1)	--	1.50	29-Dec-2027

Haihong Zhu	5	--	1,876.50	01-Sept-2023
	112	--	1,350.00	29-Dec-2027
	178	--	134.06	14-Dec-2028
	712	--	134.06	14-Dec-2028
	50,000(1)	--	1.50	29-Dec-2027
	--	250,000(1)	0.65	07-Apr-2029
	--	250,000(1)	0.65	07-Apr-2029
	250,000(1)	--	0.65	07-Apr-2029

Jeffery Cauble, CPA	9	--	1,287.00	07-Jul-2023
	89	--	134.06	14-Dec-2028
	356	--	134.06	14-Dec-2028

(1)	Represents ThermoGenesis Corp. options.

Potential Payments upon Termination or Change in Control

Dr. Xu has certain change of control rights under the Employment Agreement, as described above. The Compensation Committee considers these rights, on a case by case basis, to provide NEOs with the ability to make appropriate, informed decisions on strategy and direction of the Company that may adversely impact their particular positions, but nevertheless are appropriate for the Company and its stockholders. Our Compensation Committee believes that the Company should provide reasonable severance benefits to certain of its executive officers, recognizing that it may be difficult for such officers to find comparable employment within a short period of time and that severance arrangements may be necessary to attract highly qualified officers in a competitive hiring environment.

The following table describes the potential payments upon a hypothetical termination without cause, resignation for good reason or due to a change in control of the Company on December 31, 2022, for Dr. Xu. The actual amounts that may be paid upon an executive’s termination of employment can only be determined at the actual time of such termination.

Name	Salary ($)(1)	Incentive Compensation ($)(1)	Health Benefits ($)	Total ($)
Chris Xu, Ph.D.
Termination without cause or resignation for good reason	780,000	129,000	102,000	1,011,000
Termination following a change of control	1,560,000	936,000	136,000	2,632,000

(1)	Payable in a lump-sum payment.

Ms. Zhu and Mr. Cauble do not have termination or change of control rights under an employment agreement.

PAY VERSUS PERFORMANCE

As required by Section 953(a) of the Dodd-Frank Act and Item 402(v) of Regulation S-K, we are providing the following disclosure about the relationship between “compensation actually paid” for our principal executive officer, or PEO, and non-PEO named executive officers, or Non-PEO NEOs, and certain financial performance of the Company. As a smaller reporting company we are permitted and have elected to provide scaled pay versus performance disclosure.

The following table presents the pay versus performance information for our named executive officers. The amounts set forth below have been calculated in accordance with Item 402(v) of Regulation S-K. Use of the term “compensation actually paid” is required by the SEC’s rules and, as a result of the calculation methodology required by the SEC. Such amounts differ from compensation actually received by the individuals.

Fiscal Year (a)	Summary Compensation Table Total for PEO ($)(1) (b)	Compensation Actually Paid to PEO ($)(2) (c)	Average Summary Compensation Table Total for Non-PEO NEOs ($)(3) (d)	Average Compensation Actually Paid to Non-PEO NEOs ($)(4) (e)	Year-End Value of $100 Investment Based On Total Stockholder Return ($)(5) (f)	Net Income (Loss) (thousand $)(6) (g)
2022	--	$671,581	$439,500	$428,023	$3.40	$(11,812)
2021	$748,000	$701,349	$349,000	$341,831	$48.325	$(11,880)

(1)

The dollar amounts reported in column (b) are the amounts of total compensation reported for our PEO for each corresponding year in the “Total” column of the Summary Compensation Table. Our PEO for 2022 and 2021 was Chris Xu, Ph.D.

(2)

The dollar amounts reported in column (c) represent the amount of “compensation actually paid” to our PEO, as computed in accordance with Item 402(v) of Regulation S-K. In accordance with the requirements of Item 402(v) of Regulation S-K, the adjustments in the table below were made to the compensation reported in the Summary Compensation Table for each year to determine the compensation actually paid. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant.

PEO
	2022	2021
Summary Compensation Table Total	$699,000	$748,000
Less: Equity Award Values Reported in Summary Compensation Table for the Covered Year	--	--
Plus: Year End Fair Value of Unvested Equity Awards Granted During Covered Year	--	--
Year-Over-Year Difference of Year-End Fair Values for Unvested Awards Granted in Prior Years	(27,419)	(24,156)
Change in Fair Value of Equity Awards from Prior Years that Vested in the Covered Year	--	(22,495)
Less: Fair Value of Equity Awards Forfeited During Covered Year	--	--
Compensation Actually Paid	$671,581	$701,349

(3)

The dollar amounts reported in column (d) represent, for 2022, the average of the amounts reported for the NEOs other than our PEO in the “Total” column of the Summary Compensation Table for the applicable fiscal year. The Non-PEO NEOs included for purposes of calculating the average amounts in 2022 were Haihong Zhu and Jeffery Cauble, CPA, and the non-PEO NEO for 2021 was Jeffery Cauble, CPA.

(4)

The dollar amounts reported in column (e) represent the average amount of “compensation actually paid” to the Non-PEO NEOs as computed in accordance with Item 402(v) of Regulation S-K. In accordance with the requirements of Item 402(v) of Regulation S-K, the adjustments in the table below were made to average (to the extent applicable) total compensation for the Non-PEO NEOs for each year to determine the compensation actually paid, using the same methodology described above in Note (2).

Non-PEO NEOs
	2022 (Average)	2021
Summary Compensation Table Total	$439,500	$349,000
Less: Equity Award Values Reported in Summary Compensation Table for the Covered Year	--	--
Plus: Fair value of Equity Awards Granted During Covered Year	--	--
Change in Fair Value of Outstanding Unvested Equity Awards from Prior Years	--	(3,725)
Change in Fair Value of Equity Awards from Prior Years that Vested in the Covered Year	$(11,478)	$(3,444)
Less: Fair Value of Equity Awards Forfeited During Covered Year	--	--
Compensation Actually Paid	$428,023	$341,831

(5)	Cumulative TSR is calculated based on the value, as of the end of each measurement period, of an initial fixed investment of $100 in our common stock as of December 31, 2020.

(6)	The dollar amounts reported represent the amount of net income (loss) reflected in the Company’s audited financial statements for the applicable fiscal year.

Analysis of the Information Presented in the Pay Versus Performance Table

In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between information presented in the Pay Versus Performance table above.

Compensation Actually Paid and Net Income (Loss)

The charts below show the relationship between the compensation actually paid to our PEO and the average compensation actually paid to our Non-PEO NEOs, on the one hand, to the Company’s net income (loss), on the other hand.

Compensation Actually Paid and Cumulative TSR

The charts below show the relationship between the compensation actually paid to our PEO and the average compensation actually paid to our Non-PEO NEOs, on the one hand, to the Company’s cumulative total stockholder return, or TSR, over the two years presented in the table, on the other.

All information provided above under the “Pay Versus Performance” heading will not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent the Company specifically incorporates such information by reference.

PROPOSAL 2

RATIFICATION OF MARCUM LLP

The Audit Committee of the Board has appointed Marcum LLP (“Marcum”) as the Company’s independent registered public accounting firm for our fiscal year ending December 31, 2023. Marcum also served as the Company’s independent registered public accounting firm for our 2022 fiscal year. The Board concurs with the appointment and is submitting the appointment of Marcum as our independent registered public accounting firm for stockholder ratification at the Annual Meeting.

Our Bylaws do not require that the stockholders ratify the appointment of Marcum as our independent registered public accounting firm. We are seeking ratification because we believe it is a good corporate governance practice. If the stockholders do not ratify the appointment, the Audit Committee will reconsider whether to retain Marcum, but may retain Marcum in any event. Even if the appointment is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that a change would be in the best interests of the Company and its stockholders.

We expect that representatives of Marcum will be either physically present or available via phone at the Annual Meeting. They will be given the opportunity to make a statement if they desire to do so, and they will be available to respond to appropriate questions after the meeting.

Vote Required

Approval of this Proposal requires the affirmative vote of the majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on this Proposal. As this Proposal is deemed to be a “routine matter” under applicable rules, brokers are permitted to vote shares on this Proposal without receiving voting instructions from the beneficial owner of such shares. Accordingly, we do not expect broker non-votes in connection with this Proposal. Abstentions will have the same effect as votes “Against” this Proposal.

THE BOARD UNANIMOUSLY RECOMMENDS
A VOTE “FOR” PROPOSAL 2.

PROPOSAL 3

APPROVAL ON A NON-BINDING, ADVISORY BASIS, THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), our stockholders are entitled to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the SEC’s rules, including Schedule 14A of the Securities and Exchange Act of 1934.

Please read the “Compensation of Named Executive Officers” section of this proxy statement for additional details about our executive compensation program.

We are asking our stockholders to indicate their support for our named executive officer compensation as described in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement.

We believe that our compensation policies and procedures are aligned with the long-term interests of our stockholders. The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or the Board. The Board and Compensation Committee value the opinions of our stockholders, we will consider our stockholders’ concerns, and the Compensation Committee will evaluate whether any actions are necessary to address those concerns. It is expected that the next such advisory vote will occur at our 2026 Annual Meeting.

THE BOARD UNANIMOUSLY
RECOMMENDS A VOTE “FOR” PROPOSAL 3.

PROPOSAL 4

APPROVAL ON A NON-BINDING, ADVISORY BASIS, THE FREQUENCY OF THE ADVISORY VOTE ON THE EXECUTIVE COMPENSATION

In addition to the nonbinding advisory vote on executive compensation, the Dodd-Frank Act also enables our stockholders to express their preference for having a “say-on-pay” vote every one, two or three years. This nonbinding “frequency” vote is required at least once every six years. It is the Company’s belief, and the Board’s recommendation, that the “say-on-pay” vote should occur every three years.

A triennial approach provides regular input by stockholders, while allowing stockholders to better judge our compensation programs in relation to our long-term performance. This benefits our institutional and other stockholders, who have historically held our stock over the long-term.

A triennial vote will provide our Compensation Committee and our Board sufficient time to thoughtfully evaluate the results of the most recent advisory vote on executive compensation, discuss the implications of the vote with our stockholders and develop and implement any changes to our executive compensation program that may be appropriate in light of the vote. A triennial vote will also allow for these changes to our executive compensation program to be in place long enough for stockholders to see and evaluate the effectiveness of these changes.

The composition and level of compensation paid to executives in the market evolves over multiple years. A triennial approach will allow us to review evolving practices in the market to ensure our compensation programs reflect best practices.

THE BOARD UNANIMOUSLY
RECOMMENDS A VOTE FOR “THREE YEARS” ON PROPOSAL 4.

EQUITY COMPENSATION PLANS

The following table provides information for all of the Company’s equity compensation plans in effect as of December 31, 2022.

Plan Category	Number of securities to be issued upon exercise of outstanding options (a)	Weighted- average exercise price of outstanding options (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	6,403	$430.53	60,197
Equity compensation plans not approved by security holders	--	--	--
Total	6,403		60,197

On October 6, 2022, the Board of Directors of the Company approved and adopted an amendment (the “Plan Amendment”) to the Company’s 2016 Equity Incentive Plan (the “2016 Plan”) to increase the aggregate number of shares that may be issued under the 2016 Plan from 26,667 to 66,667 shares. The Plan Amendment was approved by the Company’s stockholders at its annual stockholder meeting held on December 15, 2022.

On December 29, 2017, the Board of Directors of ThermoGenesis Corp., a wholly-owned subsidiary of the Company (“ThermoGenesis Sub”), adopted the ThermoGenesis Corp. 2017 Equity Incentive Plan (the “ThermoGenesis Sub Plan”). The ThermoGenesis Sub Plan was unanimously approved by the ThermoGenesis Corp. stockholders (including the Company) on December 29, 2017.  The ThermoGenesis Sub Plan authorizes the issuance of up to 1,000,000 shares of ThermoGenesis Corp. common stock, all of which may be issued as incentive stock options under Section 422 of the Code. The ThermoGenesis Sub Plan is administered by the Compensation Committee of the ThermoGenesis Corp. Board of Directors, except that if such a committee is not appointed, the plan will be administered by the ThermoGenesis Holdings, Inc. Board of Directors. As of October 20, 2023, Dr. Xu holds 30,000 stock options of ThermoGenesis Corp. out of the ThermoGenesis Sub Plan, of which 30,000 are exercisable. Ms. Zhu holds 300,000 stock options of ThermoGenesis Corp Sub Plan, of which 300,000 are exercisable. As the ThermoGenesis Sub Plan is for the Company’s subsidiary it was not affected by the reverse split effected on December 22, 2022.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Convertible Promissory Note and Revolving Credit Agreement

In March 2017, the Company entered into a Credit Agreement with Boyalife Asset Holding II, Inc., which assigned the Credit Agreement to Boyalife Group (the “Lender”) in July 2022. The Lender is owned and controlled by the Company’s Chief Executive Officer and Chairman of our Board of Directors. The Credit Agreement, as amended, grants to the Company the right to borrow up to $10,000,000 (the “Loan”) at any time prior to December 31, 2023 (the “Maturity Date”). As of December 31, 2022, the Company had an outstanding principal balance on the Loan of $7,000,000.

The Credit Agreement and the Convertible Promissory Note issued thereunder (as amended, the “Note”) provide that the principal and all accrued and unpaid interest under the Loan will be due and payable on the Maturity Date, with payments of interest-only due on the last day of each calendar year (but with accrued interest as of March 6, 2023 being capitalized to principal). The Loan bears interest at 22% per annum, simple interest. The Company has five business days after the Lender demands payment to pay the interest due before the Loan is considered in default. The Loan can be prepaid in whole or in part by the Company at any time without penalty. The Company paid $2,628,000 and $2,082,000 for interest related to the Note in the years ended December 31, 2022 and 2021, respectively. Additionally, a payment of $1,492,000 was paid in January 2023 relating to interest accrued on the Note during year ended December 31, 2022.

The Maturity Date of the Note is subject to acceleration at the option of the Lender upon customary events of default, which include a breach of the Loan documents, termination of operations, or bankruptcy. The Lender’s obligation to make advances under the Loan is subject to the Company’s representations and warranties in the Credit Agreement continuing to be true at all times and there being no continuing event of default under the Note.

The Credit Agreement includes a down-round provision that lowers the conversion price of the Note if the Company issues shares of common stock at a price per share lower than the conversion price then in effect. At December 31, 2022, the conversion price was $6.30 per share. As a result of amendments by the Company to a convertible promissory note issued in July 2019 to a third party, the conversion price of the Note was reduced to $2.87 per share as of January 31, 2023, and further reduced to $1.07 per share as of July 31, 2023.

On September 28, 2023, the Company received a conversion notice from the Lender to convert a total of $700,000 of the outstanding accrued interest under the Loan. The conversion resulted in the issuance of 654,206 shares of the Company’s common stock at a conversion price of $1.07 per share. Immediately after the conversion, the outstanding principal balance of the Note was $7,278,000 and accrued but unpaid interest was $216,000.

Lease Agreement

On March 24, 2022, we entered into a Lease Agreement (the “CDMO Facility Lease”), with Z3 Investment LLC (“Lessor”) for approximately 35,475 square feet of space in the Sacramento, California area in which we plan to partner with the Lessor to build out into a state-of-the-art current good manufacturing practice (cGMP) compliant facility with 12 cGMP clean room suites (with the Lessor paying to the related build-out costs). The CDMO Facility Lease provides for a lease term beginning on April 1, 2022 and ending on September 30, 2027, with a right of the Company to extend the lease for 2 additional periods of 5 years each. Lessor is an affiliate of our Chairman and CEO, Dr. Xu, and COO, Ms. Zhu. Total payments for the year ended December 31, 2022 were $587,000 and $207,000 for a security deposit.

Nomination and Voting Agreement

We are a party to the Restated Nomination Agreement with Boyalife. The Restated Nomination Agreement is described above under “Proposal 1—Election of Directors.”

Review, Approval or Ratification of Transactions with Related Persons

Although the Company has not adopted formal procedures for the review, approval or ratification of transactions with related persons, we adhere to a general policy that such transactions should only be entered into if they are on terms that, on the whole, are no more favorable, or no less favorable, than those available from unaffiliated third parties and their approval is in accordance with applicable law. Such transactions require the approval of our Board. The term “related party transaction” refers to transactions required to be disclosed in our filings with the SEC pursuant to Item 404 of Regulation S-K.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee oversees the financial reporting process for the Company on behalf of the Board. In fulfilling its oversight responsibilities, the Audit Committee (i) reviews the Company’s audited financial statements and discusses the same with management, (ii) reviews management’s results of testing of the internal controls over the financial reporting process, (iii) reviews and concurs with management’s appointment, termination or replacement of the CFO, (iv) consults with and reviews the services provided by the Company’s independent registered public accounting firm and makes recommendations to the Board regarding the selection of the independent registered public accounting firm, and (v) reviews reports received from regulators and other legal and regulatory matters that may have a material effect on the financial statements or related company compliance policies. The Company’s management has primary responsibility for preparing the financial statements and establishing the Company’s financial reporting process and internal control over financial reporting. Company management is also responsible for its assessment of the effectiveness of internal control over financial reporting. The Company’s independent registered public accounting firm is responsible for expressing an opinion on the conformity of the Company’s audited financial statements with U.S. generally accepted accounting principles. Depending on the reporting status of the Company, the independent registered public accounting firm may also be responsible for issuing a report on the effectiveness of the Company’s internal control over financial reporting. The Audit Committee’s responsibilities include oversight of these processes.

The Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2022 with management. The Audit Committee has discussed with the Company’s independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Audit Committee has received the written disclosures and the letter from the Company’s independent registered public accounting firm required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the Company’s independent registered public accounting firm the independent registered public accounting firm’s independence.

The Audit Committee has also met and discussed with the Company’s management, and its independent registered public accounting firm, issues related to the overall scope and objectives of the audits conducted, the internal controls used by the Company and the selection of the Company’s independent registered public accounting firm. In addition, the Audit Committee discussed with the independent registered public accounting firm, with and without management present, the specific results of audit investigations and examinations and the independent registered public accounting firm’s judgments regarding any and all of the above issues.

Pursuant to the reviews and discussions described above, the Audit Committee recommended to the Board that the audited financial statements of the Company be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2022, for filing with the SEC.

Respectfully submitted, THERMOGENESIS HOLDINGS, INC. AUDIT COMMITTEE Dr. Russell Medford, Chair Dr. Biao Xi Dr. Russell Medford Dr. Joseph Thomis

FEES OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The following table summarizes the fees billed to us by Marcum LLP for the periods indicated below.

Fee Category	Fiscal 2022	Fiscal 2021
Audit Fees(1)	$465,000	$316,000
Audit-Related Fees	--	--
Tax Fees	--	--
All Other Fees	--	--
Total Fees	$465,000	$316,000

(1)

The audit fees consisted of fees for the audit of our financial statements, the review of the interim financial statements included in our quarterly reports on Form 10-Q, and other professional services provided in connection with statutory and regulatory filings or engagements and capital market financings.

The Audit Committee pre-approves all audit and non-audit services, and has approved all of the foregoing audit and non-audit services, performed by the independent registered public accounting firm in accordance with the Audit Committee Charter.

STOCKHOLDER PROPOSALS TO BE PRESENTED AT THE NEXT

THERMOGENESIS HOLDINGS, INC. ANNUAL MEETING

Our Bylaws provide that, for matters to be properly brought before an annual meeting, business must be either (i) specified in the notice of annual meeting (or any supplement or amendment thereto) given by or at the direction of the Board, (ii) otherwise brought before the annual meeting by or at the direction of the Board, or (iii) otherwise properly brought before the annual meeting by a stockholder.

In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a stockholder, which is not the subject of a proposal timely submitted for inclusion in our proxy statement as described in the following paragraph below, the stockholder must have given timely notice thereof in writing to our secretary. To be timely, a stockholder’s notice must be delivered to the secretary at our principal executive offices not less than sixty (60) days nor more than ninety (90) days prior to the annual meeting; provided, however, that in the event that less than seventy (70) days’ prior notice of the date of the meeting is given to stockholders, then the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by us. Such notice must include those items specified in our Bylaws and must be received at our principal executive offices by the foregoing date to be considered timely for the 2024 Annual Meeting.

Stockholder proposals intended for inclusion in our 2024 annual meeting proxy statement pursuant to Rule 14a-8 must be received by us no later than July 4, 2024; provided that if the date of the 2024 annual meeting is moved more than 30 days before or after December 14, 2024 (which is the anniversary of this year’s annual meeting), we must receive notice of the stockholder proposal within a reasonable time before we begin to print and mail our proxy materials. Any such proposal must comply with Rule 14a-8 of the Exchange Act.

Notices of intention to present proposals at an annual meeting should be addressed to the Corporate Secretary, ThermoGenesis Holdings, Inc., 2711 Citrus Road, Rancho Cordova, California 95742. The Company reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

ADDITIONAL INFORMATION

Additional Copies of Reports

The Annual Report on Form 10-K for the twelve months ended December 31, 2022, including audited consolidated financial statements, may be made available to stockholders concurrently with this proxy statement, but such report is not incorporated in this proxy statement and is not deemed to be a part of the proxy solicitation material. The Company is required to file annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and other information with the SEC. The public can obtain copies of these materials by accessing the SEC’s website at www.sec.gov. Additional copies of the Company’s Annual Report on Form 10-K filed with the SEC for the twelve months ended December 31, 2022, will be provided to stockholders without charge upon request. Stockholders should direct any such requests to ThermoGenesis Holdings, Inc., 2711 Citrus Road, Rancho Cordova, California 95742, Attention: Corporate Secretary.

Communications with the Board

Stockholders may send communications to the Board (or, at the stockholder’s option, to a specific director) by writing to the Corporate Secretary, c/o ThermoGenesis Holdings, Inc., 2711 Citrus Road, Rancho Cordova, California 95742. The Corporate Secretary will ensure that the communication is delivered to the Board or the specified director, as applicable.

Multiple Stockholders Sharing the Same Address (Householding)

Pursuant to the rules of the SEC, services that deliver the Company’s communications to stockholders that hold their stock through a bank, broker or other holder of record may deliver to multiple stockholders sharing the same address a single Notice or single copy of the Company’s annual report to stockholders and proxy statement, unless the Company has received contrary instructions from one or more of the stockholders. Upon written or oral request, the Company will promptly deliver a separate copy of the Notice, the annual report to stockholders and/or the proxy statement to any stockholder at a shared address to which a single copy of such document(s) was delivered. For future deliveries of any Notice, annual report to stockholders and/or proxy statement, stockholders may also request that we deliver multiple copies to a shared address to which a single copy of such document(s) was delivered. Stockholders sharing an address who are currently receiving multiple copies of the Notice, the annual report to stockholders and/or the proxy statement may also request delivery of a single copy. Stockholders may notify the Company of their requests by writing to the Corporate Secretary, c/o ThermoGenesis Holdings, Inc., 2711 Citrus Road, Rancho Cordova, California 95742 or calling ThermoGenesis Holdings, Inc. at (916) 858-5100.

OTHER BUSINESS AT THE THERMOGENESIS HOLDINGS, INC. ANNUAL MEETING

We do not know of any business to be presented for action at the Annual Meeting other than those items listed in the notice of the meeting and referred to herein. If any other matters properly come before the Annual Meeting, including adjournment, it is intended that the proxies will be voted in respect thereof in accordance with their best judgment pursuant to discretionary authority granted in the proxy.

ALL STOCKHOLDERS ARE URGED TO EXECUTE THE PROXY AND TO RETURN IT

PROMPTLY. STOCKHOLDERS MAY REVOKE ANY PROXY IF SO DESIRED AT ANY TIME

BEFORE IT IS VOTED.

By Order of the Board of Directors, /s/ Mr. Jeffery Cauble Corporate Secretary

November 1, 2023
Rancho Cordova, California

ThermoGenesis VOTE

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Your vote matters – here's how to vote!

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Votes submitted electronically must be received by December 14, 2023 at 1:00 A.M., Central time.

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Go to **www.envisionreports.com/THMO** or scan the QR code – login details are located in the shaded bar below.

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Annual Meeting Proxy Card

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▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all nominees and FOR Proposals 2, 3 and 3 YEARS on Proposal 4.

Nominee	For	Withhold
01 - Xiaochun (Chris) Xu, Ph.D., MBA	☐	☐
02 - Russell Medford, MD, Ph.D.	☐	☐
03 - Joseph (Jeff) Thomis, Ph.D.	☐	☐
04 - Biao Xi, Ph.D.	☐	☐
05 - James Xu, Esq., DBA, PsyD, CPA	☐	☐
06 - Haihong Zhu	☐	☐

Proposal	1 Year	2 Years	3 Years	Abstain
4. To approve, on a non-binding, advisory basis, the frequency of the advisory vote on executive compensation.	☐	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) – Please print date below.	Signature 1 – Please keep signature within the box.	Signature 2 – Please keep signature within the box.
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Annual Meeting of ThermoGenesis Holdings, Inc. Stockholders

December 14, 2023, 9:00 AM PT
ThermoGenesis Holdings, Inc. Corporate Office
2711 Citrus Rd., Rancho Cordova, CA 95742

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders.
The material is available at: www.envisionreports.com/THMO

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▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

ThermoGenesis Holdings, Inc.

Notice of Annual Meeting of Stockholders

Proxy Solicited by Board of Directors for Annual Meeting — December 14, 2023

Xiaochun (Chris) Xu or Jeffery Cauble, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of ThermoGenesis Holdings, Inc. to be held on December 14, 2023 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of the Board of Directors and FOR items 2, 3 and for 3 YEARS on item 4.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side)

C Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.